4855-0465-1707 4230298 SECOND AMENDMENT TO LOAN AUTHORIZATION AGREEMENT Dated as of May 9, 2024 Reference is hereby made to that certain Loan Authorization Agreement, dated as of May 9, 2022, between New Mountain Guardian IV BDC, L.L.C., as borrower (the “Borrower” or the “Fund”), and BMO Bank N.A., as lender (the “Lender”) (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms used in this Second Amendment to Loan Authorization Agreement (this “Amendment”) but not defined herein shall have the same meanings herein as such terms have in the Loan Agreement. The Fund has requested that the Lender agree to increase the Amount of Maximum Credit, subject to the terms and conditions of the Loan Agreement, and the Lender is willing to do so on the terms and conditions set forth in this Amendment. SECTION 1. AMENDMENTS TO LOAN AGREEMENT. Subject to the satisfaction of all of the conditions precedent set forth in Section 2 below in a manner reasonably acceptable to the Lender (as evidenced by the execution and delivery by the Lender of a counter-part hereto), the paragraph titled “Amount of Maximum Credit” found on the first page of the Loan Agreement shall be and hereby is amended and restated in its entirety as follows: Amount of Maximum Credit: $300,000,000.00; provided, however, that the Lender may, if requested by the Fund, elect in its sole and absolute discretion to increase the Amount of Maximum Credit to up to $400,000,000.00, it being understood that the Lender has no obligation to increase the Amount of Maximum Credit at any time. SECTION 2. CONDITIONS PRECEDENT. 2.1. Each of the Fund and the Lender shall have executed and delivered this Amendment. 2.2. The Lender shall have received copies of all documents listed on the attached Annex A in form and substance reasonably satisfactory to the Lender. SECTION 3. REPRESENTATIONS. In order to induce the Lender to execute and deliver this Amendment, the Fund hereby represents to the Lender that as of the date hereof the representations and warranties set forth in the Loan Agreement and Collateral Documents to which it is a party are true and correct in all material respects (provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date) and the Fund represents and warrants that it is in compliance with the covenants of the Loan Agreement and Collateral Documents applicable to it. The Fund heretofore executed and delivered the Collateral Documents to which it is a party and each such Person hereby acknowledges and agrees that the security interest and liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations; and the Collateral Documents and the rights and remedies of the Lender thereunder, the obligations of such Person thereunder, and the security interest and liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment. SECTION 4. MISCELLANEOUS. 4.1. Except as specifically amended herein, the Loan Agreement and the Collateral Documents shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Agreement, the Note, the Collateral Documents or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby. 4.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of executed counterparts of this Amendment by telecopy or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as originals. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. The Fund agrees to pay all reasonable and invoiced out-of-pocket expenses, legal and/or otherwise (including court costs and reasonable and invoiced attorneys’ fees (including, without limitation, the allocated cost of in-house counsel)) paid or incurred by the Lender in the preparation and negotiation of this Amendment and any instruments and documents executed in connection herewith. 4.3. This Amendment shall be governed by the laws of the State of New York. THE FUND AND THE LENDER EACH SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE FUND AND THE LENDER EACH WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. [SIGNATURE PAGES FOLLOW] AL EEDING ISI G T F R TI G IS GREEMENT R E SACTIONS TE PLATED REBY. G URE GES ] This Second Amendment to Loan Authorization Agreement is entered into as of the date first set forth above. NEW MOUNTA IAN IV BDC, L.L.C. By: i= LO Printed Néme: KEE (Coby er Its: Authorized Signatory [Signatures Continued on Next Page] [Signature Page to Second Amendment to Loan Authorization Agreement — New Mountain Guardian IV BDC, L.L.C.]

[Signature Page to Second Amendment to Loan Authorization Agreement – New Mountain Guardian IV BDC, L.L.C.] BMO BANK N.A. By: ___________________________________ Name: Jack Murphy Its: Director ANNEX A TO SECOND AMENDMENT TO LOAN AUTHORIZATION AGREEMENT [See attached] NNEX ND ENDMENT AN UTHORIZATION REEMENT e tac ]